Securities and Exchange Commission
                            Washington, D.C. 20549

                                   Form 8-K

                           Current Report Pursuant
                        To Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 9, 2001

                              CNB Bancorp, Inc.
            (Exact Name of Registrant as Specified in Its Charter)

                                   New York
                (State or Other Jurisdiction of Incorporation)

           000-17501                               141709485
    (Commission File Number)           (I.R.S. Employer Identification No.)

            10-24 North Main Street, Gloversville, New York 12078
         (Address of Principal Executive Offices, Including Zip Code)

                                (518) 773-7911
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         Registrant amended and restated its Certificate of Incorporation effective August 9, 2001.


Item 7.  Financial Statements and Exhibits

         Registrant files as part of this report the following Exhibits:

         Exhibit Number                              Description
               3                       Restated Certificate of Incorporation
                                                 of CNB Bancorp, Inc.




                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CNB Bancorp, Inc.

Dated:  August 10, 2001                      By: /s/ Michael J. Frank
        ---------------                          --------------------
                                                 Michael J. Frank, Treasurer

                                EXHIBIT INDEX

          Exhibit No.                               Description
             3                          Restated Certificate of Incorporation
                                                Of CNB Bancorp, Inc.